UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 12, 2006

PHH CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND	1-7797	52-0551284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Leadenhall Road
Mt. Laurel, New Jersey 08054
(Address of principal executive offices, including zip code)

(856) 917-1744
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On June 12, 2006, PHH Corporation (“PHH”, “Company”, “we” or “our”) announced certain key operating metrics for the three months ended March 31, 2006. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information disclosed in this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except to the extent, if any, expressly set forth in such filing.

Item 2.06. Material Impairments

The information regarding (i) the allocation and valuation of certain Spin-Off (as defined below) deferred tax assets relating to certain alternative minimum tax credits and net operating loss carryforwards, which we expect would result in an impairment and a charge to our 2005 net income of approximately $25 million, and (ii) the reevaluation of $21 million of certain intangibles related to trademarks and customer lists in connection with the goodwill reallocation recorded at the time of the Spin-Off and the resulting goodwill impairment previously recorded in the first quarter 2005 as set forth in Item 8.01 below is incorporated by reference into this Item 2.06.

Item 8.01. Other Events.

On March 1, 2006, March 17, 2006 and May 11, 2006, the Company filed Current Reports on Form 8-K (collectively, the “Form 8-Ks”) with the Securities and Exchange Commission (“SEC”), indicating that we did not expect to meet the extended March 31, 2006 SEC deadline to file our Form 10-K for the year ended December 31, 2005 ("Form 10-K") because we had not yet finalized our financial statements for the fourth quarter and the fiscal year 2005 and the audit of our 2005 financial statements was and is ongoing. Due to the continuing review of these matters and other matters described in the Form 8-Ks and in our Form 12b-25 Notifications of Late Filing previously filed with the SEC on March 17, 2006 and May 11, 2006 regarding the delays in filing of our Form 10-K and Form 10-Q for the quarter ended March 31, 2006 (“Form 10-Q”), we anticipate that the filing of our Form 10-Q for the quarter ended June 30, 2006 (together with the Form 10-Q, the “Form 10-Qs”) will be delayed beyond the SEC filing deadline. We are working diligently to complete the Form 10-K and commence work on the Form 10-Q, but we are unable at this time to provide an expected date for these filings.

As previously reported in our prior SEC filings, on February 1, 2005, we began operating as an independent, publicly-traded company pursuant to a spin-off (“Spin-Off”) from Cendant Corporation (“Cendant”). Prior to our Spin-Off, we underwent an internal reorganization which required significant accounting adjustments and certain allocations were made that are now the subject of additional review by us as part of the ongoing preparation of our 2005 financial statements. We previously identified in the Form 8-Ks that we are evaluating accounting matters regarding transactions surrounding the Spin-Off and certain other matters not related to the Spin-Off. We continue to evaluate these accounting matters identified in the Form 8-Ks and certain other accounting matters in conjunction with the preparation of our 2005 financial statements, including the following:

•
The appropriateness of consolidating PHH Home Loans LLC, the mortgage joint venture between Cendant and PHH Mortgage, which commenced operations in October 2005, in our consolidated financial statements. If we determine that the operations of PHH Home Loans, LLC should not be consolidated in our financial statements for 2005, the mortgage joint venture will be presented on the equity method of accounting in our consolidated financial statements.

•
The allocation and valuation of certain Spin-Off deferred tax assets relating to certain alternative minimum tax credits and net operating loss carryforwards. We expect to record valuation allowances against these deferred tax assets, which would result in an impairment of such deferred tax assets and a charge to our 2005 net income of approximately $25 million.

•
The proper tax classification of derivatives, hedges and swaps used in our business. Based upon our review, we expect that the proper tax classification of derivatives, hedges and swaps will result in a charge to 2005 net income of approximately $5 million.

•
The appropriateness of state tax effective rates included in our income tax provision. As disclosed in our Current Report on Form 8-K filed as of March 17, 2006, we have evaluated and resolved the appropriateness of state tax effective rates included in our income tax provision, which we expect will result in a charge to 2005 net income of approximately $5 million.

•
The appropriateness of not recording federal income tax reserves and valuation allowances associated with the amended and restated tax sharing agreement dated as of December 21, 2005 with Cendant post Spin-Off, which may result in the creation of a reserve and/or valuation allowance and a charge to our 2005 net income. This analysis requires an in-depth examination of the tax accounting methodologies previously utilized with respect to a wide range of financial instruments used by the Company in the ordinary course of business.

•
The appropriateness of not recording certain amounts relating to an ongoing audit by the Canadian tax authorities of the goods and service tax, which if unfavorably resolved could result in additional taxes, interest and penalties of approximately $14 million.

•
The appropriateness of including a portion of mortgage re-insurance premiums as a component of the cash flows of our mortgage servicing rights (“MSR”). Prior to the second quarter 2003, we capitalized the estimated future cash flows related to mortgage re-insurance premiums as part of our MSR asset. The Company ceased capitalizing new mortgage re-insurance premiums in the second quarter 2003 and the balance of previously capitalized mortgage re-insurance premiums was fully amortized as of the end of the first quarter 2005. Based upon our current evaluation, we expect that a change in accounting treatment, if required, would result in a reduction in pre-tax earnings of $108 million in years prior to 2001 and $27 million in 2001, and an increase in pre-tax earnings of $44 million in 2002, $70 million in 2003, $19 million in 2004 and $2 million in 2005.

•
The $239 million goodwill impairment recorded in the first quarter of 2005 as a result of the Spin-Off. Our analysis of this matter is ongoing and has been complicated by the need to obtain and evaluate certain historical information and documentation going back to 2001.

•
The reevaluation of $21 million of certain intangibles related to trademarks and customer lists in connection with the goodwill reallocation recorded at the time of the Spin-Off and the resulting goodwill impairment previously recorded in the first quarter 2005, which we expect may result in a reclassification to goodwill and an impairment of such goodwill and could potentially be reflected as a charge to our 2005 net income of as much as $21 million. Our analysis of this $21 million of intangibles is ongoing and we expect that this matter will be resolved in conjunction with the resolution of the $239 million goodwill impairment taken at the time of the Spin-Off.

Because the preparation of our 2005 and first quarter 2006 financial statements continues, the accounting matters identified at this stage as well as the potential impact of these matters on our financial statements remain preliminary and are subject to change. As we continue the process of evaluating the above mentioned accounting issues and completing the preparation of our 2005 and first quarter 2006 financial statements, these and other accounting issues may be identified which, individually or in the aggregate, may result in material impairments to assets and/or material adjustments to, or restatements of, our financial statements for prior periods or prior fiscal years beyond those that we have disclosed.

Liquidity and Waivers

We continue to believe we have adequate liquidity to fund our operating cash needs. We have obtained certain waivers and continue to seek additional waivers to provide our audited financial statements, or the audited financial statements of our subsidiaries, and other documents related to such financial statements to certain lenders, trustees and other third parties in connection with certain of our financing, servicing, hedging and related agreements and instruments (collectively, our “Financing Agreements”).

Our revolving credit facilities and various other Financing Agreements require, among other things, that the Company file, and/or deliver to the various lenders and trustees (within various specified periods of time), our financial statements or the financial statements of our mortgage services segment. We have discussed the aforementioned accounting matters with our principal lenders and trustees under our revolving credit facilities and various other Financing Agreements. On May 26, 2006, we obtained waivers under our $1.3 billion Five Year Competitive Advance and Revolving Credit Agreement, our $500 million Revolving Credit Agreement, and our Bishop’s Gate Residential Mortgage Trust which waive certain potential breaches of covenants under those instruments and extend the deadline (the “Extended Deadline”) for the delivery of our 2005 and first and second quarter 2006 financial statements to the various lenders under those instruments until September 30, 2006, unless the principal amount of any indebtedness issued under our public notes indenture shall become due and payable (other than by optional redemption) prior to such date (such payment date, the “Payment Date”). In such event, the waiver will terminate one day prior to the Payment Date. There is no scheduled principal payment required under such indenture between today and September 30, 2006, and the earliest possible date that we could be required to make such principal payment if we were to receive notice of such election today would be September 10, 2006. Similarly, on May 26, 2006, our wholly-owned subsidiary, Chesapeake Funding, LLC, obtained a waiver from its lenders extending the deadline for the delivery of an annual servicing report required by the base indenture and related supplements thereto, dated as of March 7, 2006, until the Extended Deadline.

Under certain of our Financing Agreements, the lenders or trustees have the right to notify us if they believe we have breached a covenant under the operative documents and may declare an event of default. If one or more notices of default were to be given, we believe we would have various periods in which to cure such events of default. If we did not cure the events of default or obtain necessary waivers within the required time periods or certain extended time periods, the maturity of some of our debt could be accelerated and our ability to incur additional indebtedness could be restricted. In addition, we have obtained certain waivers and continue to seek additional waivers to provide audited financial statements of our subsidiaries, and other documents related to such financial statements to certain regulators, investors in mortgage loans, and other third parties in order to satisfy federal and state insurance and mortgage licensing regulations and certain contractual requirements. We will continue to seek similar waivers from such financial institutions and other third parties as a result of the aforementioned accounting matters as may be necessary.

There can be no assurance that any required waivers will be received on a timely basis, if at all, or that any waivers obtained, including the waivers we have already obtained as described above, will extend for a sufficient period of time to avoid an event of default or other restrictions on our business operations. Moreover, failure to obtain waivers could be material and adverse to our business, liquidity and financial condition.

Credit Ratings

Our senior debt credit ratings from Moody’s Investors Service, Standard & Poor’s and Fitch Ratings are Baa3, BBB and A-, respectively. Our short-term debt credit ratings from Moody’s Investors Service, Standard & Poor’s and Fitch Ratings are P-3, A-2 and F-2, respectively. Currently, our credit ratings with both Standard & Poor’s and Fitch Ratings are on credit watch with negative implications, reflecting the concern that delays in the completion and audit of our financial statements could negatively impact liquidity. In the event of a ratings downgrade below investment grade, we may be required to rely upon alternative sources of financing, such as bank lines and private debt markets (both secured and unsecured). A drop in our credit ratings could also increase our cost of borrowing under our various unsecured Financing Agreements and could cause our access to the public debt markets to be severely limited. Further, we may be unable to retain all of our existing bank credit commitments beyond the then existing maturity dates. As a consequence, our cost of unsecured financing could rise significantly.

Internal Control over Financial Reporting

We have not completed our assessment of internal controls over financial reporting as of December 31, 2005, as required by Section 404 of the Sarbanes-Oxley Act of 2002 (“Section 404”). We have, however, identified a number of internal control deficiencies, some of which have been classified as material weaknesses and others may be classified as significant deficiencies that alone or in the aggregate may constitute material weaknesses. A material weakness is a control deficiency (within the meaning of Public Company Accounting Oversight Board Auditing Standard No. 2), or combination of control deficiencies, that results in there being more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected on a timely basis by employees in the normal course of their assigned functions. Furthermore, we expect to conclude that our disclosure controls and procedures (as defined in Rule 13a-15 and 15d-15 under the Exchange Act of 1934, as amended) as of the year ended December 31, 2005 and the quarter ended March 31, 2006 were not effective. Additional discussion regarding our controls and procedures will be included in our Form 10-K and our Form 10-Qs when filed.

The aforementioned control deficiencies have contributed to the delay in the finalization of our financial statements. Management intends to remediate such control deficiencies as promptly as possible. We have and will continue to devote substantial time and incur significant expense in connection with meeting the requirements of Section 404.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit 99.1	Press Release, dated June 12, 2006 issued by PHH Corporation.

The information disclosed in Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except to the extent, if any, expressly set forth in such filing.

Forward-Looking Statements
This Current Report on Form 8-K and Exhibit 99.1 hereto contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. These statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. As you read and consider the operating metrics and information regarding the appropriateness of certain accounting and tax treatment included in this Form 8-K and Exhibit 99.1 hereto, you should understand that these statements are not guarantees of performance or results and are preliminary in nature. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may fluctuate”, “may result”, “will result” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts.

You should consider the areas of risk described under the heading “Forward-Looking Statements” in our periodic reports under the Securities Exchange Act of 1934, as amended, and those risk factors included as Exhibit 99 thereto, titled “Risk Factors Affecting our Business and Future Results,” in connection with any forward-looking statements that may be made by us and our businesses generally. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION

	By:	/s/ Clair M. Raubenstine
	Name:	Clair M. Raubenstine
	Title:	Executive Vice President and Chief Financial Officer

Dated: June 12, 2006